STOCK PURCHASE AGREEMENT AND SHARE EXCHANGE




                                  by and among


                       CONNECTED MEDIA TECHNOLOGIES, INC.

                             a Delaware Corporation


                                       and


                         NATCOM MARKETING INTERNATIONAL

                            a Puerto Rico Corporation


                                       and


                       the NATCOM MARKETING INTERNATIONAL
                                  SHAREHOLDERS.







                        effective as of January 31, 2006

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                            STOCK PURCHASE AGREEMENT

     THIS STOCK PURCHASE AGREEMENT, made and entered into this 31st day of January, 2006, by and among Connected Media Technologies, Inc., a Delaware corporation with its principal place of business located at 950 South Pine Island Road, Suite A150-1094, Plantation, Florida 33324 ("CMT") and Natcom Marketing International, a Puerto Rico corporation with its principal place of business at 80 SW 8th Street, Suite 2230, Miami, Florida 33130 ("NATCOM") and the NATCOM selling shareholders listed on Exhibit "A" ("Shareholders") (NATCOM and its Shareholders shall collectively be referred to herein as "NATCOM").

                                    Premises

     A. This Agreement provides for the acquisition by CMT of 100% of the issued and outstanding shares of common stock of NATCOM from the NATCOM Shareholders in exchange for 300,507,663 shares of CMT common stock, whereby NATCOM shall become a wholly owned subsidiary of CMT.

     B. The shareholders and boards of directors of NATCOM and board of directors of CMT have determined, subject to the terms and conditions set forth in this Agreement, that the transaction contemplated hereby is desirable and in the best interests of their stockholders, respectively. This Agreement is being entered into for the purpose of setting forth the terms and conditions of the proposed acquisition.

                                    Agreement

     NOW, THEREFORE, on the stated premises and for and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefits to the parties to be derived here from, it is hereby agreed as follows:

                                    ARTICLE I
                  REPRESENTATIONS, COVENANTS AND WARRANTIES OF
                       NATCOM and the NATCOM Shareholders

     As an inducement to and to obtain the reliance of CMT, NATCOM and the NATCOM Shareholders represent and warrant as follows:

     Section 1.1 Organization. NATCOM is a corporation duly organized, validly existing, and in good standing under the laws of Puerto Rico and has the corporate power and is duly authorized, qualified, franchised and licensed under all applicable laws, regulations, ordinances and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualification to do business as a foreign corporation in the jurisdiction in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification. Included in the Schedules attached hereto (hereinafter defined) are complete and correct copies of the articles of incorporation, bylaws and amendments thereto as in effect on the date hereof. The execution and delivery of this Agreement does not and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not violate any provision of NATCOM's articles of incorporation or bylaws. NATCOM has full power, authority and legal right and has taken all



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action  required  by law,  its  articles  of  incorporation,  and its  bylaws or otherwise to authorize the execution and delivery of this Agreement.

     Section 1.2 Capitalization. The authorized capitalization of NATCOM consists of 1,000 Common Shares, $.001 par value per share, and no Preferred Shares authorized. As of the date hereof, NATCOM has 1,000 common shares issued and outstanding. All issued and outstanding shares are legally issued, fully paid and non-assessable and are not issued in violation of the preemptive or other rights of any person. NATCOM has no securities, warrants or options authorized or issued.

     Section 1.3 Subsidiaries. NATCOM has no subsidiaries.

     Section 1.4 Tax Matters: Books and Records.

     (a) The books and records, financial and others, of NATCOM are in all material respects complete and correct and have been maintained in accordance with good business accounting practices; and

     (b) NATCOM has no liabilities with respect to the payment of any country, federal, state, county, or local taxes (including any deficiencies, interest or penalties).

     (c) NATCOM currently has approximately $150,000 in outstanding liabilities as set forth on Schedule 1.4(a). At or prior to closing, all of the outstanding liabilities set forth on Schedule 1.4(a) shall be satisfied, cancelled, or otherwise extinguished, except as set forth on Schedule 1.4(b).

     Section 1.5 Information. The information concerning NATCOM as set forth in this Agreement and in the attached Schedules is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made in light of the circumstances under which they were made, not misleading.

     Section 1.6 Title and Related Matters. NATCOM has good and marketable title to and is the sole and exclusive owner of all of its properties, inventory, interest in properties and assets, real and personal (collectively, the "Assets") free and clear of all liens, pledges, charges or encumbrances. NATCOM owns free and clear of any liens, claims, encumbrances, royalty interests or other restrictions or limitations of any nature whatsoever and all procedures, techniques, marketing plans, business plans, methods of management or other information utilized in connection with NATCOM's business. No third party has any right to, and NATCOM has not received any notice of infringement of or conflict with asserted rights of other with respect to any product, technology, data, trade secrets, know-how, proprietary techniques, trademarks, service marks, trade names or copyrights which, singly on in the aggregate, if the subject of an unfavorable decision ruling or finding, would have a materially adverse affect on the business, operations, financial conditions or income of NATCOM or any material portion of its properties, assets or rights.

     Section 1.7 Litigation and Proceedings. Except for the matter referred to as Massillon Sign Co. v. Natcom International, Inc. as more fully described on
Schedule 1.7, there are no actions, suits, proceedings or investigations pending or threatened by or against or affecting NATCOM or its properties, at law or in



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equity,  before  any  court or other  governmental  agency  or  instrumentality, domestic or foreign or before any arbitrator of any kind that would have a material adverse affect on the business, operations, financial condition or income of NATCOM. NATCOM is not in default with respect to any judgment, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator or governmental agency or instrumentality or of any circumstances which, after reasonable investigation, would result in the discovery of such a default.

         Section 1.8 Material Contract Defaults. Except as set forth on Schedule 1.8, NATCOM is not in default in any material respect under the terms of any outstanding contract, agreement, lease or other commitment which is material to the business, operations, properties, assets or condition of NATCOM, and there is no event of default in any material respect under any such contract, agreement, lease or other commitment in respect of which NATCOM has not taken adequate steps to prevent such a default from occurring.

     Section 1.9 Contracts On the closing date:

     (a) Except as set forth on Schedule 1.9, there are no material contracts, agreements franchises, license agreements, or other commitments to which NATCOM is a party or by which it or any of its properties are bound.

     (b) Except for the matter referred to as Massillon Sign Co. v. Natcom International, Inc. as more fully described on Schedule 1.7, NATCOM is not a party to any contract, agreement, commitment or instrument or subject to any charter or other corporate restriction or any judgment, order, writ, injunction, decree or award materially and adversely affects, or in the future may (as far as NATCOM can now foresee) materially and adversely affect, the business, operations, properties, assets or conditions of NATCOM; and

     (c) NATCOM is not a party to any material oral or written: (I) contract for the employment of any officer or employee; (ii) profit sharing, bonus, deferred compensation, stock option, severance pay, pension benefit or retirement plan, agreement or arrangement covered by Title IV of the Employee Retirement Income Security Act, as amended; (iii) agreement, contract or indenture relating to the borrowing of money;
          (iv) guaranty of any obligation for the borrowing of money or otherwise, excluding endorsements made for collection and other guaranties, of obligations, which, in the aggregate exceeds $12,000;
          (v) consulting or other contract with an unexpired term of more than one year or providing for payments in excess of $1,000 in the aggregate; (vi) collective bargaining agreement; (vii) contract, agreement or other commitment involving payments by it for more than $1,000 in the aggregate.

     Section 1.10 Compliance With Laws and Regulations. To the best of NATCOM's knowledge and belief, NATCOM has complied with all applicable statutes and regulations of any federal, state or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets or condition of NATCOM or would not result in NATCOM incurring material liability.

     Section 1.11 Insurance. All of the insurable properties of NATCOM are insured for NATCOM`s benefit under valid and enforceable policy or policies containing substantially equivalent coverage and will be outstanding and in full force at the Closing Date.

     Section  1.12  Approval of  Agreement.  As of the Closing the  directors of



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NATCOM shall have  authorized the execution and delivery of the Agreement by and have approved the transactions contemplated hereby.

     Section  1.13 No Conflict  With Other  Instruments.  The  execution of this
Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust or other material contract, agreement or instrument to which NATCOM is a party or to which any of its properties or operations are subject

     Section 1.14 Governmental Authorizations. NATCOM has all licenses, franchises, permits or other governmental authorizations legally required to enable it to conduct its business in all material respects as conducted on the date hereof. Except for compliance with federal and state securities and corporation laws, as hereinafter provided, no authorization, approval, consent or order of, or registration, declaration or filing with, any court or other governmental body is required in connection with the execution and delivery by NATCOM of this Agreement and the consummation of the transactions contemplated hereby.

     Section 1.15 Investment Intent. Each of the NATCOM shareholders is entering into this Agreement for its own account and not with a view to any distribution of the CMT Shares acquired by it, and it has no present arrangement to sell any of its CMT Shares to or through any Person, provided that this representation shall not be construed as an undertaking to hold any CMT Shares for any minimum or other specific term, and each of the NATCOM shareholders reserves the right to dispose of its CMT Shares at any time in accordance with Applicable Law.

     Section 1.16 Sophistication. Each of the NATCOM Shareholders is a sophisticated investor, as described in Rule 506(b)(2)(ii) under the Securities Act and has such experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in the CMT Common Stock. The Transferors acknowledge that an investment in the CMT Common Stock is speculative and involves a high degree of risk.

     Section 1.17 Access to Information. Each of the NATCOM shareholders has received or had access to all documents, records and other information pertaining to its investment in the CMT Common Stock that it has requested, including documents filed by CMT under the Exchange Act, and has been given the opportunity to meet or have telephonic discussions with the CMT Representatives, to ask questions of them, to receive answers concerning the terms and conditions of this investment and to obtain information that CMT possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of the information provided to the NATCOM shareholders.

     Section 1.18 Manner of Sale. At no time were the NATCOM shareholders presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertising relating to CMT or any investment in the CMT Common Stock.

     Section 1.19 Financial Statements. Complete and accurate copies of the audited Balance Sheets (together with any supplementary information thereto) of NATCOM for the calendar year end 2004 and 2005 will be provided to CMT prior to close from an AICPA certified accounting firm which is a member in good standing of the SEC Practice Section. The NATCOM Financial Statements will fairly present, in all material respects, the financial position of NATCOM, as of and for the respective dates thereof. Since December 31, 2005, NATCOM shall not have



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made  any  change  in  the  accounting  practices  or  policies  applied  in the preparation of its financial statements, except as may be required by GAAP.

                                   ARTICLE II
                    REPRESENTATIONS, COVENANTS AND WARRANTIES
                                     OF CMT

     As an inducement to, and to obtain the reliance of NATCOM, CMT represents and warrants as follows:

     Section 2.1 Organization. CMT is a corporation duly organized, validly existing and in good standing under the laws of Delaware and has the corporate power and is duly authorized, qualified, franchised and licensed under all applicable laws, regulations, ordinances and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualification to do business as a foreign entity in the country or states in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification. Included in the Attached Schedules (as hereinafter defined) are complete and correct copies of the articles of incorporation, bylaws and amendments thereto as in effect on the date hereof. The execution and delivery of this Agreement does not and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not, violate any provision of CMT's certificate of incorporation or bylaws. CMT has full power, authority and legal right and has taken all action required by law, its articles of incorporation, bylaws or otherwise to authorize the execution and delivery of this Agreement.

     Section 2.2 SEC Reporting and Compliance. To the best of its knowledge, CMT has filed with the Securities and Exchange Commission all registration statements, proxy statements, information statements and periodic reports required to be filed pursuant to the Securities Exchange Act of 1934 (collectively, the "SEC documents") since August 25, 2004. The Parties acknowledge that CMT has a pending registration statement on Form SB-2 and all Parties have had the opportunity to review all comments, amendments and other documentation relating thereto.

     Section 2.3 Capitalization. The authorized capitalization of CMT consists of 750,000,000 shares of Common Stock, $.0001 par value, and 10,000,000 preferred shares, $.0001 par value. As of the date hereof, there are 300,507,663 common shares issued and outstanding, and no preferred issued and outstanding. CMT also has 62,000,000 shares held in treasury, of which 60,000,000 are subject to a lien by Montgomery Equity Partners, LP.

     As of the date hereof, CMT has outstanding a two year warrant for 200,000 shares of CMT's common stock with an exercise price of $0.01 per share, and 3,200,000 employee stock options with exercise prices ranging from $0.02 per share to $0.04 per share.

     All issued and outstanding common shares have been legally issued, fully paid, are non-assessable and not issued in violation of the preemptive rights of any other person. CMT has no other securities, warrants or options authorized or issued other than as described in the SEC documents.

     Section 2.4 Subsidiaries. CMT has two wholly-owned subsidiaries: (a) Trust Licensing, Inc., a Florida corporation; and (b) Connected Media, Inc., an inactive California corporation.



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     Section 2.5 Tax Matters; Books & Records

     (a) The books and records, financial and others, of CMT are in all material respects complete and correct and have been maintained in accordance with good business accounting practices; and

     (b) Except as set forth in the SEC Documents, CMT has no outstanding liabilities with respect to the payment of any country, federal, state, county, local or other taxes (including any deficiencies, interest or penalties), except as set forth in Section 6.4 herein. .

     (c) CMT shall remain responsible for all debts incurred prior to the closing.

     Section 2.6 Information. The information concerning CMT as set forth in this Agreement and in the attached Schedules is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.

     Section 2.7 Title and Related Matters. Except as set forth collectively in the SEC documents and in Schedule 2.7, CMT has good and marketable title to and is the sole and exclusive owner of all of its properties, inventory, interests in properties and assets, real and personal (collectively, the "Assets") free and clear of all liens, pledges, charges or encumbrances. Except as set forth in the SEC Documents and in the Schedules attached hereto, CMT owns free and clear of any liens, claims, encumbrances, royalty interests or other restrictions or limitations of any nature whatsoever and all procedures, techniques, marketing plans, business plans, methods of management or other information utilized in connection with CMT's business. Except as set forth in the SEC Documents and in the attached Schedules, no third party has any right to, and CMT has not received any notice of infringement of or conflict with asserted rights of others with respect to any product, technology, data, trade secrets, know-how, proprietary techniques, trademarks, service marks, trade names or copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a materially adverse affect on the business, operations, financial conditions or income of CMT or any material portion of its properties, assets or rights.

     Section 2.8 Litigation and Proceedings. Except as set forth in the SEC documents, there are no actions, suits or proceedings pending or threatened by or against or affecting CMT, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign or before any arbitrator of any kind that would have a material adverse effect on the business, operations, financial condition, income or business prospects of CMT. CMT does not have any knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator or governmental agency or instrumentality.

     Section 2.9 Contracts. Except as set forth in the SEC documents, on the Closing Date, CMT is not a party to any contract, agreement, commitment or instrument or subject to any charter or other corporate restriction or any judgment, order, writ, injunction, decree or award which materially and adversely affects, or in the future may (as far as CMT can now foresee) materially and adversely affect, the business, operations, properties, assets or conditions of CMT; and

     Section  2.10 No Conflict  With Other  Instruments.  The  execution of this



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Agreement  and  the  consummation  of  the  transactions  contemplated  by  this
Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust or other material contract, agreement or instrument to which CMT is a party or to which any of its properties or operations are subject. Pursuant to the terms of the Convertible Debentures issued to Montgomery Equity Partners, LP ("MEP") as of the Effective Date, the written consent of MEP will be obtained by CMT to enter into this Agreement.

     Section 2.11 Material Contract Defaults. To the best of CMT's knowledge and belief, except as set forth in Schedule 2.11, it is not in default in any material respect under the terms of any outstanding contract, agreement, lease or other commitment which is material to the business, operations, properties, assets or condition of CMT, and there is no event of default in any material respect under any such contract, agreement, lease or other commitment in respect of which CMT has not taken adequate steps to prevent such a default from occurring.

     Section 2.12 Governmental Authorizations. To the best of CMT's knowledge, CMT has all licenses, franchises, permits and other governmental authorizations that are legally required to enable it to conduct its business operations in all material respects as conducted on the date hereof. Except for compliance with federal and state securities or corporation laws, no authorization, approval, consent or order of, or registration, declaration or filing with, any court or other governmental body is required in connection with the execution and delivery by CMT of the transactions contemplated hereby.

     Section 2.13 Compliance with Laws and Regulations. To the best of CMT's knowledge and belief, CMT has complied with all applicable statutes and regulations of any federal, state or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets or condition of CMT or would not result in CMT's incurring any material liability.

     Section 2.14 Approval of Agreement. The directors of CMT have authorized the execution and delivery of the Agreement and have approved the transactions contemplated hereby.


                                   ARTICLE III
                   EXCHANGE PROCEDURE AND OTHER CONSIDERATION

     Section 3.1 Share Exchange/Delivery of Natcom. On the Closing Date, the holders of all of the NATCOM Common Shares shall deliver to CMT (i) certificates or other documents evidencing all of the issued and outstanding NATCOM Common Shares, duly endorsed in blank or with executed power attached thereto in transferable form. On the Closing Date, all previously issued and outstanding Common Shares of NATCOM shall be transferred to CMT such that NATCOM shall become a wholly owned subsidiary of CMT.

     Section 3.2 Issuance of CMT Common Shares. In exchange for all of the shares of NATCOM Common Shares tendered pursuant to Section 3.1, CMT shall issue to the NATCOM Shareholders a total of 300,507,663 shares of CMT common shares representing a total of fifty (50%) percent of the outstanding shares of CMT at the Effective Date, which shall be distributed pursuant to Exhibit B attached.



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     Section 3.3 Additional Consideration.

          (a) On the Closing Date, CMT will reserve up to $250,000 of the funding provided by MEP for distribution to NATCOM which shall be used toward the acquisition of fifty one percent (51%) of the membership interest of NewsProNet Interactive, LLC pursuant to the terms of Section 3.6(b) herein.

          (b) On the Closing Date, CMT will distribute $50,000 of the funding provided by MEP to NATCOM which shall be applied to the debt owed by NATCOM to United Bank of DC. Additional distributions by CMT to NATCOM to be applied to such shall be made according to the following schedule:

           $50,000            Three months from the Closing Date, and
           $50,000            Twelve months from the Closing Date.

Accrued interest payments on the debt owed to United Bank of DC shall be made monthly.

     Section 3.4 The right to use the names and tradenames "Natcom" and "Natcom Marketing" are specifically excluded from this Agreement, and the parties hereby agree to avoid any reference to such tradenames in the business activity of NATCOM and/or CMT as of the Closing Date.

     Section 3.5 Events Prior to the Effective Date.

          (a) NewsProNet Interactive, LLC Acquisition. Prior to or on the Effective Date, NATCOM will have entered into a Letter of Intent for the acquisition of fifty one percent (51%) of the membership interest of NewsProNet Interactive, LLC, a Georgia limited liability company.

          (b) Trust Documents. Prior to or on the Effective Date, CMT shall have transferred all intellectual property rights and title to existing issued patents and pending patents to Rothschild Trust Holdings, a Florida Limited Liability Corporation pursuant to the terms set forth in a Purchase and Sale Agreement and a Royalty Bearing License Agreement, substantially in the form attached hereto as Schedule 3.5(b).

          (c) MEP Funding Transaction. Prior to or on the Effective Date, CMT shall have entered into funding documents with Montgomery Equity Partners, LP ("MEP"), pursuant to which CMT shall issue One Million Six Hundred and Sixty Thousand ($1,660,000) of Convertible Debentures, of which Six Hundred Thousand ($600,000) shall be used to repay the convertible debenture currently outstanding with Cornell Capital Partners, LP and Sixty Thousand ($60,000) shall be issued to MEP as a redemption fee for such repayment (the "MEP Funding Transaction").

     Section 3.6 Events Prior to Closing.

          (a) Closing Deliverables. Upon execution hereof or as soon thereafter as practical, management of NATCOM and CMT shall execute, acknowledge and deliver (or shall cause to be executed, acknowledged and delivered) any and all certificates, opinions, financial statements, schedules, agreements, resolutions rulings or other instruments required by this Agreement to be so delivered, together with such other items as may be reasonably requested by the parties hereto and their respective legal counsel in order to



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     effectuate or evidence the transactions  contemplated hereby,  subject only to the conditions to Closing referenced herein below.

          (b) NewsProNet Interactive, LLC Acquisition. Prior to or on the Closing Date, NATCOM will have completed the acquisition of fifty one percent (51%) of the membership interest of NewsProNet Interactive, LLC ("NewProNet"). To complete such acquisition, CMT will have reserved up to $250,000 for distribution to NATCOM, of which $150,000 shall be paid to the stockholders of NewsProNet and $100,000 shall be used to pay off existing corporate obligations of NewsProNet, pursuant to the terms of the Acquisition Agreement between NewsProNet and NATCOM.

          (c) Financial Statements. Complete and accurate copies of the audited Balance Sheets (together with any supplementary information thereto) of NATCOM for the calendar year end 2004 and 2005 will be provided to CMT prior to close from an AICPA certified accounting firm which is a member in good standing of the SEC Practice Section. The NATCOM Financial Statements will fairly present, in all material respects, the financial position of NATCOM, as of and for the respective dates thereof. Since December 31, 2005, NATCOM shall not have made any change in the accounting practices or policies applied in the preparation of its financial statements, except as may be required by GAAP.

          (d) Employment Agreements. Prior to or on the Closing Date, CMT shall have negotiated and executed employment agreements and/or settlements of existing agreements with Jeffrey Sass, Leigh Rothschild, Robert Rodriguez, Michael Moore, and Anabel Martorell, substantially in the form of the agreements included hereto as Schedule 3.6(d).

          (e) Accrued Salary. Prior to or on the Closing Date, CMT shall have negotiated and executed Convertible Debentures with Jeffrey Sass and Michael Moore for 50% of the total amount of accrued salary due and owing to Mr. Sass and Mr. Moore as of the Closing Date. The number of shares deposited into escrow by the Trust, pursuant to the Purchase and Sale Agreement between the Trust and the Company dated as of the date hereof, shall be reduced by the value of the accrued salary due and owning to Leigh Rothschild, the primary beneficiary of the Trust.

          (f) NATCOM Name Change. Prior to or on the Closing Date, NATCOM shall have filed a Certificate of Amendment to NATCOM's Articles of Incorporation changing NATCOM's name to a name which shall be approved by the Board of Directors of NATCOM.

     Section  3.7  Closing.   The  closing   ("Closing")  of  the   transactions
contemplated by this Agreement shall be on or about March 31, 2006 ("Closing Date").

     Section 3.8 Termination.

     (a) This Agreement may be terminated by the board of directors or majority interest of Shareholders of either NATCOM or CMT, respectively, at any time prior to the Closing Date if:

          (i) there shall be any action or proceeding before any court or any governmental body which shall seek to restrain, prohibit or invalidate the transactions contemplated by this Agreement and which, in the judgment of such board of directors, made in good faith and based on the advice of its legal counsel, makes it inadvisable to proceed with the exchange contemplated by this Agreement; or

          (ii) any of the transactions contemplated hereby are disapproved by any regulatory authority whose approval is required to consummate such transactions.

     In the event of termination pursuant to this paragraph (a) of this Section 3.8, no obligation, right, or liability shall arise hereunder and each party shall bear all of the expenses incurred by it in connection with the negotiation, drafting and execution of this Agreement and the transactions herein contemplated.

     (b) This Agreement may be terminated at any time prior to the Closing Date by action of the board of directors of NATCOM if CMT shall fail to comply in any material respect with any of its covenants or agreements contained in this Agreement or if any of the representations or warranties of CMT contained herein shall be inaccurate in any material respect, which noncompliance or inaccuracy is not cured after 20 days written notice thereof is given to CMT. If this Agreement is terminated pursuant to this paragraph (b) of this Section 3.8, this Agreement shall be of no further force or effect and no obligation, right or liability shall arise hereunder.

     (c) This Agreement may be terminated at any time prior to the Closing Date by action of the board of directors of CMT if NATCOM shall fail to comply in any material respect with any of its covenants or agreements contained in this Agreement or if any of the representations or warranties of NATCOM contained herein shall be inaccurate in any material respect, which noncompliance or inaccuracy is not cured after 20 days written notice thereof is given to NATCOM. If this Agreement is terminated pursuant to this paragraph (d) of this Section 3.8, this Agreement shall be of no further force or effect and no obligation, right or liability shall arise hereunder.

     In the  event of  termination  pursuant  to  paragraph  (b) and (c) of this
Section 3.8, the breaching party shall bear all of the expenses incurred by the other party in connection with the negotiation, drafting and execution of this Agreement and the transactions herein contemplated.

     Section 3.9 Directors of NATCOM After Acquisition. On the Closing Date, the following persons shall be elected as directors of NATCOM in accordance with procedures set forth in the NATCOM bylaws:

                  NAME                                 POSITION
                  --------------------------------------------------
                  Rafael Diaz-Balart                   Chairman
                  Robert Rodriguez                     Vice-Chairman
                  Leigh Rothschild                     Vice-Chairman
                  Jeffrey Sass                         Director
                  Adam Bauman                          Director
                  Isidrio Gonzalez                     Director
                  Mark Mayo                            Director

All other Directors of NATCOM shall resign in all capacities effective at Close and acknowledge they have no claims against the company for any compensation, in any form whatsoever.

     Section 3.10 Officers of NATCOM. On the Closing Date, the following persons shall be elected as officers of NATCOM in accordance with procedures set forth in the NATCOM bylaws:

         NAME                                       OFFICE
         -------------------------------------------------------------------
         Robert J. Rodriguez               President/Chief Executive Officer
         Cruz Rodriguez                    Secretary

All other Officers of NATCOM shall resign in all capacities effective at Close and acknowledge they have no claims against the company for any compensation, in any form whatsoever.

     Section 3.11 Directors of CMT. On the Closing Date, the following persons shall be elected as directors of CMT in accordance with procedures set forth in the CMT bylaws:

                  NAME                            POSITION
                  ---------------------------------------------
                  Rafael Diaz-Balart              Chairman
                  Robert Rodriguez                Vice-Chairman
                  Leigh Rothschild                Vice-Chairman
                  Jeffrey Sass                    Director
                  Adam Bauman                     Director
                  Isidrio Gonzalez                Director
                  Mark Mayo                       Director

Except as disclosed herein, as disclosed in the SEC Documents, and as previously disclosed to Natcom in the course of customary due diligence, the Directors of CMT acknowledge that they have no claims against CMT for any compensation or for any debt owed, in any form whatsoever.

     Section 3.12 Officers of CMT. On the Closing Date, the following persons shall be elected as officers of CMT in accordance with procedures set forth in the CMT bylaws:

            NAME                           OFFICE
            ----------------------------------------------------------------
            Jeffrey Sass                   President/Chief Executive Officer
            Jay Howard Linn                Chief Financial Officer

Except as disclosed herein, as disclosed in the SEC Documents, and as previously disclosed to Natcom in the course of customary due diligence, the Officers of CMT acknowledge that they have no claims against CMT for any compensation or for any debt owed, in any form whatsoever.

                                   ARTICLE IV
                                SPECIAL COVENANTS

     Section 4.1 Access to Properties and Records. Prior to closing, NATCOM and CMT will each afford to the officers and authorized representatives of the other full access to the properties, books and records of each other, in order that each may have full opportunity to make such reasonable investigation as it shall desire to make of the affairs of the other and each will furnish the other with such additional financial and operating data and other information as to the business and properties of each other, as the other shall from time to time reasonably request.

     Section 4.2 Availability of Rule 144. NATCOM and CMT shareholders holding "restricted securities", as that term is defined in Rule 144 promulgated pursuant to the Securities Act will remain as "restricted securities". NATCOM is under no obligation to register such shares under the Securities Act, or otherwise. The stockholders of NATCOM and CMT holding restricted securities of NATCOM and CMT as of the date of this Agreement and their respective heirs, administrators, personal representatives, successors and assigns, are intended third party beneficiaries of the provisions set forth herein. The covenants set forth in this Section 4.2 shall survive the Closing and the consummation of the transactions herein contemplated.

     Section 4.3 Special Covenants and Representations Regarding the CMT Common Shares to be Issued in the Exchange. The consummation of this Agreement, including the issuance of the CMT Common Shares to the Shareholders of NATCOM as contemplated hereby, constitutes the offer and sale of securities under the Securities Act, and applicable state statutes. Such transaction shall be consummated in reliance on exemptions from the registration and prospectus delivery requirements of such statutes which depend, inter alia, upon the circumstances under which the NATCOM Shareholders acquire such securities.

     Section 4.4 Third Party Consents. NATCOM and CMT agree to cooperate with each other in order to obtain any required third party consents to this Agreement and the transactions herein contemplated.

     Section 4.5 Actions Prior and Subsequent to Closing.

     (a) From and after the date of this Agreement until the Closing Date, except as permitted or contemplated by this Agreement, NATCOM and CMT will each use its best efforts to:

          (i) maintain and keep its properties in states of good repair and condition as at present, except for depreciation due to ordinary wear and tear and damage due to casualty;

          (ii) maintain in full force and effect insurance comparable in amount and in scope of coverage to that now maintained by it;

          (iii) perform in all material  respects all of its  obligations  under
               material  contracts,   leases  and  instruments  relating  to  or
               affecting its assets, properties and business;

     (b) From and after the date of this Agreement until the Closing Date, NATCOM will not, without the prior consent of CMT:

          (i) except as otherwise specifically set forth herein, make any change in its articles of incorporation or bylaws;

          (ii) declare or pay any dividend on its outstanding Common Shares, except as may otherwise be required by law, or effect any stock split or otherwise change its capitalization, except as provided herein;

          (iii) enter into or amend any employment, severance or agreements or arrangements with any directors or officers;

          (iv) grant, confer or award any options, warrants, conversion rights or other rights not existing on the date hereof to acquire any Common Shares; or

          (v)  purchase or redeem any Common Shares.

     Section 4.6 SEC Filings. CMT shall file all documents and forms with the SEC required in connection with the execution of this Agreement in accordance with the requirements of the Exchange Act and the Securities Act, including but not limited to Form 8-K and Form 14C.

     Section 4.7 Indemnification.

     (a) NATCOM and Selling Shareholders hereby agree to indemnify CMT, each of the officers, agents and directors and current shareholders of CMT as of the Closing Date against any loss, liability, claim, damage or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened or any claim whatsoever), to which it or they may become subject to or rising out of or based on any inaccuracy appearing in or misrepresentation made in this Agreement. The indemnification provided for in this paragraph shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement; and

     (b) CMT hereby agrees to indemnify NATCOM, each of the officers, agents, directors and current shareholders of NATCOM as of the Closing Date against any loss, liability, claim, damage or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened or any claim whatsoever), to which it or they may become subject arising out of or based on any inaccuracy appearing in or misrepresentation made in this Agreement. The indemnification provided for in this paragraph shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement.

                                    ARTICLE V
                   CONDITIONS PRECEDENT TO OBLIGATIONS OF CMT

     The   obligations   of  CMT  under  this   Agreement  are  subject  to  the
satisfaction, at or before the Closing Date, of the following conditions:

     Section 5.1 Accuracy of Representations. The representations and warranties made by NATCOM in this Agreement were true when made and shall be true at the Closing Date with the same force and effect as if such representations and warranties were made at the Closing Date (except for changes therein permitted by this Agreement), and NATCOM shall have performed or compiled with all covenants and conditions required by this Agreement to be performed or complied with by NATCOM prior to or at the Closing. CMT shall be furnished with a certificate, signed by a duly authorized officer of NATCOM and dated the Closing Date, to the foregoing effect.

     Section 5.2 Director Approval. The Board of Directors of NATCOM shall have approved this Agreement and the transactions contemplated herein.

     Section 5.3 Officer's Certificate. CMT shall have been furnished with a certificate dated the Closing Date and signed by a duly authorized officer of NATCOM to the effect that: (a) the representations and warranties of NATCOM set forth in the Agreement and in all Exhibits, Schedules and other documents furnished in connection herewith are in all material respects true and correct as if made on the Effective Date; (b) NATCOM has performed all covenants, satisfied all conditions, and complied with all other terms and provisions of this Agreement to be performed, satisfied or complied with by it as of the Effective Date; (c) since such date and other than as previously disclosed to CMT, NATCOM has not entered into any material transaction other than transactions which are usual and in the ordinary course if its business; and (d) no litigation, proceeding, investigation or inquiry is pending or, to the best knowledge of NATCOM, threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement or, to the extent not disclosed in the NATCOM Schedules, by or against NATCOM which might result in any material adverse change in any of the assets, properties, business or operations of NATCOM.

     Section 5.4 No Material Adverse Change. Prior to the Closing Date, there shall not have occurred any material adverse change in the financial condition, business or operations of nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause or create any material adverse change in the financial condition, business or operations of NATCOM.

     Section 5.5 Assumption of Liability. At closing, NATCOM shall assume with CMT any and all obligations owed by CMT to Montgomery Equity Partners, LLC and collateralize such obligations with a Senior Security Interest on all the assets of NATCOM.

     Section 5.6 Other Items. CMT shall have received such further documents, certificates or instruments relating to the transactions contemplated hereby as CMT may reasonably request.

                                   ARTICLE VI
                  CONDITIONS PRECEDENT TO OBLIGATIONS OF NATCOM

     The obligations of NATCOM under this Agreement are subject to the satisfaction, at or before the Closing date (unless otherwise indicated herein), of the following conditions:

     Section 6.1 Accuracy of Representations. The representations and warranties made by CMT in this Agreement were true when made and shall be true as of the Closing Date (except for changes therein permitted by this Agreement) with the same force and effect as if such representations and warranties were made at and as of the Closing Date, and CMT shall have performed and complied with all covenants and conditions required by this Agreement to be performed or complied with by CMT prior to or at the Closing. NATCOM shall have been furnished with a certificate, signed by a duly authorized executive officer of CMT and dated the Closing Date, to the foregoing effect.

     Section 6.2 Director Approval. The Board of Directors of CMT shall have approved this Agreement and the transactions contemplated herein.

     Section 6.3 Officer's Certificate. NATCOM shall be furnished with a certificate dated the Closing date and signed by a duly authorized officer of CMT to the effect that: (a) the representations and warranties of CMT set forth in the Agreement and in all Exhibits, Schedules and other documents furnished in connection herewith are in all material respects true and correct as if made on the Effective Date; and (b) CMT had performed all covenants, satisfied all conditions, and complied with all other terms and provisions of the Agreement to be performed, satisfied or complied with by it as of the Effective Date.

     Section 6.4 Tax Liabilities. Prior to or on the Closing Date, any and all outstanding tax liabilities shall be paid by CMT.

     Section 6.5 No Material Adverse Change. Prior to the Closing Date, there shall not have occurred any material adverse change in the financial condition, business or operations of nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause or create any material adverse change in the financial condition, business or operations of CMT.

     Section 6.6 Stock Pledge. CMT agrees to pledge the NATCOM shares to be acquired at the Closing Date to secure the obligations incurred by CMT with Montgomery Equity Partners, LLC.

                                   ARTICLE VII
                                   DEFINITIONS

     Definitions. Unless the context otherwise requires, the terms defined in this Agreement shall have the meanings herein specified for all purposes of this Agreement, applicable to both the singular and plural forms of any of the terms herein defined.

     "Affiliate" shall mean any Person that directly or indirectly controls, is controlled by, or is under common control with, the indicated Person.

     "Agreement" shall mean this Agreement.
      ---------

     "Closing" and "Closing Date" shall have the meanings assigned to such terms in Section 3.7 hereof, and shall be subject to the completion of certain conditions as set forth in Section 3.6.

     "Code" shall mean the Internal Revenue Code of 1986, as amended.
      ----

     "SEC" shall mean the U.S. Securities and Exchange Commission.
      ---

     "Default" shall mean a default or failure in the due observance or performance of any covenant, condition or agreement on the part of the Company to be observed or performed under the terms of this Agreement, if such default or failure in performance shall remain unremedied for five (5) days.

     "Effective Date" shall mean the date of execution of this Agreement by all parties named herein.

     "Environmental Laws" means the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. ss.ss. 9601, et seq.; the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. ss.ss. 11001, et seq.; the Resource Conservation and Recovery Act, 42 U.S.C. ss.ss. 6901, et seq.; the Toxic Substances Control Act, 15 U.S.C. ss.ss. 2601 et seq.; the Federal Insecticide, Fungicide, and Rodenticide Act, 7 U.S.C. ss.ss. 136, et seq. and comparable state statutes dealing with the registration, labeling and use of pesticides and herbicides; the Clean Air Act, 42 U.S.C. ss.ss. 7401 et seq.; the Clean Water Act (Federal Water Pollution Control Act), 33 U.S.C. ss.ss. 1251 et seq.; the Safe Drinking Water Act, 42 U.S.C. ss.ss. 300f, et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. ss.ss. 1801, et seq.; as any of the above statutes have been amended as of the date hereof, all rules, regulations and policies promulgated pursuant to any of the above statutes, and any other foreign, federal, state or local law, statute, ordinance, rule, regulation or policy governing environmental matters, as the same have been amended as of the date hereof.

     "Equity Security" shall mean any stock or similar security of an issuer or any security (whether stock or Indebtedness for Borrowed Money) convertible, with or without consideration, into any stock or similar equity security, or any security (whether stock or Indebtedness for Borrowed Money) carrying any warrant or right to subscribe to or purchase any stock or similar security, or any such warrant or right.

     "ERISA" shall mean the Employee Retirement Income Securities Act of 1974, as amended.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.
      ------------

     "Event of Default" shall mean (a) the failure of the Company to pay any Indebtedness for Borrowed Money, or any interest or premium thereon, within five
(5) days after the same shall become due, whether such Indebtedness shall become due by scheduled maturity, by required prepayment, by acceleration, by demand or otherwise, (b) an event of default under any agreement or instrument evidencing or securing or relating to any such Indebtedness, or (c) the failure of the Company to perform or observe any material term, covenant, agreement or condition on its part to be performed or observed under any agreement or instrument evidencing or securing or relating to any such Indebtedness when such term, covenant or agreement is required to be performed or observed.

     "GAAP" shall mean generally accepted accounting principles in the United States, as in effect from time to time.

     "Indebtedness" shall mean any obligation of a party which under generally accepted accounting principles is required to be shown on the balance sheet of the Company as a liability. Any obligation secured by a Lien on, or payable out of the proceeds of production from, property of the Company shall be deemed to be Indebtedness even though such obligation is not assumed by the Company.

     "knowledge" and "know" means, when referring to any person or entity, the actual knowledge of such person or entity of a particular matter or fact, and what that person or entity would have reasonably known after due inquiry. An entity will be deemed to have "knowledge" of a particular fact or other matter if any individual who is serving, or who has served, as an executive officer of such entity has actual "knowledge" of such fact or other matter, or had actual "knowledge" during the time of such service of such fact or other matter, or would have had "knowledge" of such particular fact or matter after due inquiry.

     "Lien" shall mean any mortgage, pledge, security interest, encumbrance, lien or charge of any kind, including, without limitation, any conditional sale or other title retention agreement, any lease in the nature thereof and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction and including any lien or charge arising by statute or other law.

     "Person" shall include all natural persons, corporations, business trusts, associations, limited liability companies, partnerships, joint ventures and other entities and governments and agencies and political subdivisions.

     "SEC Documents" shall mean all registration statements, proxy statements, information statements and periodic reports filed with the Securities and Exchange Commission required to be filed pursuant to the Securities Exchange Act of 1934.

     "Securities Act" shall mean the Securities Act of 1933, as amended.
      --------------

     "Stockholders" shall mean all of the stockholders of the Company.
      ------------

     "Tax" or "Taxes" shall mean (a) any and all taxes, assessments, customs, duties, levies, fees, tariffs, imposts, deficiencies and other governmental charges of any kind whatsoever (including, but not limited to, taxes on or with respect to net or gross income, franchise, profits, gross receipts, capital, sales, use, ad valorem, value added, transfer, real property transfer, transfer gains, transfer taxes, inventory, capital stock, license, payroll, employment, social security, unemployment, severance, occupation, real or personal property, estimated taxes, rent, excise, occupancy, recordation, bulk transfer, intangibles, alternative minimum, doing business, withholding and stamp), together with any interest thereon, penalties, fines, damages costs, fees, additions to tax or additional amounts with respect thereto, imposed by the United States (federal, state or local) or other applicable jurisdiction; (b) any liability for the payment of any amounts described in clause (a) as a result of being a member of an affiliated, consolidated, combined, unitary or similar group or as a result of transferor or successor liability, including, without limitation, by reason of Regulation section 1.1502-6; and (c) any liability for the payments of any amounts as a result of being a party to any Tax Sharing Agreement or as a result of any express or implied obligation to indemnify any other Person with respect to the payment of any amounts of the type described in clause (a) or (b).

                                  ARTICLE VIII
                                  MISCELLANEOUS

     Section 8.1 Brokers and Finders. Each party hereto hereby represents and warrants that it is under no obligation, express or implied, to pay certain finders in connection with the bringing of the parties together in the negotiation, execution, or consummation of this Agreement. The parties each agree to indemnify the other against any claim by any third person for any commission, brokerage or finder's fee or other payment with respect to this Agreement or the transactions contemplated hereby based on any alleged agreement or understanding between the indemnifying party and such third person, whether express or implied from the actions of the indemnifying party.

     Section 8.2 Law, Forum and Jurisdiction. This Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware, United States of America.

     Section 8.3 Notices. Any notices or other communications required or permitted hereunder shall be sufficiently given if personally delivered to it or sent by registered mail or certified mail, postage prepaid, or by prepaid telegram addressed as follows:

         If to NATCOM:     Natcom Marketing International, Inc.
                           80 SW 8th Street, Suite 2230
                           Miami, Florida 33130

         If to CMT:        Connected Media Technologies, Inc.
                           950 South Pine Island Road, Suite A150-1094
                           Plantation, Florida 33324
or such other addresses as shall be furnished in writing by any party in the manner for giving notices hereunder, and any such notice or communication shall be deemed to have been given as of the date so delivered, mailed or telegraphed.

     Section 8.4 Attorneys' Fees. In the event that any party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the breaching party or parties shall reimburse the non-breaching party or parties for all costs, including reasonable attorneys' fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

     Section 8.5 Confidentiality. Each party hereto agrees with the other party that, unless and until the transactions contemplated by this Agreement have been consummated, they and their representatives will hold in strict confidence all data and information obtained with respect to another party or any subsidiary thereof from any representative, officer, director or employee, or from any books or records or from personal inspection, of such other party, and shall not use such data or information or disclose the same to others, except: (i) to the extent such data is a matter of public knowledge or is required by law to be published; and (ii) to the extent that such data or information must be used or disclosed in order to consummate the transactions contemplated by this Agreement.

     Section 8.6 Schedules; Knowledge. Each party is presumed to have full knowledge of all information set forth in the other party's schedules delivered pursuant to this Agreement.

     Section 8.7 Third Party Beneficiaries.This contract is solely between NATCOM and CMT and except as specifically provided, no director, officer, stockholder, employee, agent, independent contractor or any other person or entity shall be deemed to be a third party beneficiary of this Agreement.

     Section 8.8 Entire Agreement.This Agreement and related schedules represents the entire agreement between the parties relating to the subject matter hereof. This Agreement alone fully and completely expresses the agreement of the parties relating to the subject matter hereof. There are no other courses of dealing, understanding, agreements, representations or warranties, written or oral, except as set forth herein. This Agreement may not be amended or modified, except by a written agreement signed by all parties hereto.

     Section 8.9 Survival; Termination. The representations, warranties and covenants of the respective parties shall survive the Closing Date and the consummation of the transactions herein contemplated for 18 months.

     Section 8.10 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.

     Section 8.11 Amendment or Waiver. Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time prior to the Closing Date, this Agreement may be amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance hereof may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

     Section 8.12 Expenses. Each party herein shall bear all of their respective costs and expenses incurred in connection with the negotiation of this Agreement and in the consummation of the transactions provided for herein and the preparation thereof.

     Section 8.13 Headings; Context. The headings of the sections and paragraphs contained in this Agreement are for convenience of reference only and does not form a part hereof and in no way modify, interpret or construe the meaning of this Agreement.

     Section 8.14 Benefit. This Agreement shall be binding upon and shall inure only to the benefit of the parties hereto, and their permitted assigns hereunder. This Agreement shall not be assigned by any party without the prior written consent of the other party.

     Section 8.15 Public Announcements. Except as may be required by law, neither party shall make any public announcement or filing with respect to the transactions provided for herein without the prior consent of the other party hereto.

     Section 8.16 Severability. In the event that any particular provision or provisions of this Agreement or the other agreements contained herein shall for any reason hereafter be determined to be unenforceable, or in violation of any law, governmental order or regulation, such unenforceability or violation shall not affect the remaining provisions of such agreements, which shall continue in full force and effect and be binding upon the respective parties hereto.

     Section 8.17 Failure of Conditions; Termination. In the event of any of the conditions specified in this Agreement shall not be fulfilled on or before the Closing Date, either of the parties have the right either to proceed or, upon prompt written notice to the other, to terminate and rescind this Agreement. In such event, the party that has failed to fulfill the conditions specified in this Agreement will liable for the other parties legal fees. The election to proceed shall not affect the right of such electing party reasonably to require the other party to continue to use its efforts to fulfill the unmet conditions.

     Section 8.18 No Strict Construction. The language of this Agreement shall be construed as a whole, according to its fair meaning and intendment, and not strictly for or against either party hereto, regardless of who drafted or was principally responsible for drafting the Agreement or terms or conditions hereof.

     Section 8.19 Execution Knowing and Voluntary. In executing this Agreement, the parties severally acknowledge and represent that each: (a) has fully and carefully read and considered this Agreement; (b) has been or has had the opportunity to be fully apprized by its attorneys of the legal effect and meaning of this document and all terms and conditions hereof; (c) is executing this Agreement voluntarily, free from any influence, coercion or duress of any kind.

     Section 8.20 Amendment. At any time after the Closing Date, this Agreement may be amended by a writing signed by both parties, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance hereof may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the corporate parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, and entered into as of the date first above written.

                                         CONNECTED MEDIA TECHNOLOGIES, INC.
ATTEST:


-------------------------                 By:
                                            ---------------------------------

                                              Name:
                                                  ---------------------------

                                              Title:
                                                   --------------------------



ATTEST:                                  NATCOM MARKETING INTERNATIONAL, INC.


-------------------------                By:
                                           ----------------------------------

                                              Name:
                                                  ---------------------------


                                              Title:
                                                   --------------------------


                                         NATCOM MARKETING INTERNATIONAL, INC.
                                         SHAREHOLDERS

                                         -------------------------

                                         -------------------------

                                         -------------------------

                                   EXHIBIT "A"
                           NATCOM SELLING SHAREHOLDERS

Shareholder                    No. of Shares Sold
-------------------------------------------------
Bob Rodriguez                       1,000

                                   EXHIBIT "B"
                DISTRIBUTION OF CMT SHARES TO NATCOM SHAREHOLDERS


Shareholder                     No. of Shares Received
------------------------------------------------------
Bob Rodriguez                       300,507,663

                 SCHEDULE 1.4(a): NATCOM Outstanding Liabilities

     SCHEDULE 1.4(b): NATCOM Outstanding Liabilities After the Closing Date

                 SCHEDULE 1.7: NATCOM Litigation and Proceedings


Massillon Sign Co. v. Natcom International, Inc.
------------------------------------------------

               SCHEDULE 1.8: NATCOM Defaults on Material Contracts

               SCHEDULE 1.9 NATCOM Material Contracts, Agreements,
                       Franchises, and License Agreements

                    SCHEDULE 19: NATCOM Financial Statements

      SCHEDULE 2.7: CMT Liens, Pledges, Charges, or Encumbrances on Assets
                   (Other than disclosed in the SEC documents)


Montgomery Equity Partners, LP has a secured lien on all the assets of CMT pursuant to a Security Agreement dated as of the Effective Date hereof.

                  SCHEDULE 2.11: CMT Material Contract Defaults

CMT is currently in default under the following agreements:

1. $600,000 Convertible Debenture issued to Montgomery Equity Partners, LP dated April 14, 2006
2. Standby Equity Distribution Agreement entered into with Cornell Capital Partners, LP dated April 14, 2006, which shall be terminated as of the date hereof
3. $202,000 Promissory Notes issued to Irrevocable Trust Number Three, Jay Howard Linn Trustee


Additionally, CMT will be in default under the Loan documents issued to CMT by Bristol Bank if the required payment is not made by January 31, 2006.

        SCHEDULE 3.5(b): Trust Documents--Purchase and Sale Agreement and
                       Royalty Bearing License Agreement

                     SCHEDULE 3.6(d): Employment Agreements